UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

_______________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 ☐ Definitive Proxy Statement

 ☒ Definitive Additional Materials

 ☐ Soliciting Material Pursuant to § 240.14a-12

BLOCK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V49721-P08931 BLOCK, INC. 1955 BROADWAY, SUITE 600 OAKLAND, CA 94612 BLOCK, INC. 2024 Annual Meeting Vote by June 17, 2024 11:59 PM U.S. Eastern Time You invested in BLOCK, INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2024 Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 18, 2024. Vote Virtually at the Meeting* June 18, 2024 12:00 PM U.S. Pacific Time Virtually at: www.virtualshareholdermeeting.com/SQ2024 Get informed before you vote View the Notice & Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 4, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V49722-P08931 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. 1. TO ELECT TWO CLASS III DIRECTORS TO SERVE UNTIL OUR 2027 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED. For Nominees: 01) RANDALL GARUTTI 02) MARY MEEKER 2. TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. For 3. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2024. For NOTE: The proxy holders will vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof.

(Company logo) SRN/HIN: I9999999999 Phone: 1300 850 505 (within Australia) +61 3 9415 4000 (outside Australia) Online: www.investorcentre.com/contact Need assistance? Block, Inc. Annual Meeting Control Number: 999999 PIN: 99999 The Block, Inc. Annual Meeting will be held on Tuesday, 18 June 2024 at 12:00pm (U.S. Pacific Time). You are encouraged to participate in the meeting using the following options: To lodge a vote, access the Notice of Meeting and other meeting documentation visit www.investorvote.com.au and use the below information: MAKE YOUR VOTE COUNT For your vote to be effective it must be received by 9:00am (AEST) on Thursday, 13 June 2024. ATTENDING THE MEETING VIRTUALLY As a beneficial owner, you are invited to attend the annual meeting as a guest, however because you are not a stockholder of record, you cannot vote the shares underlying your CDIs and/or ask questions in person at the virtual annual meeting at www.virtualshareholdermeeting.com/SQ2024. You will not have the ability to submit questions real-time via the virtual meeting website but you can visit our online voting site at www.investorvote.com.au and submit a question before 9:00am (AEST) on Thursday, 13 June 2024. SQ2 MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 Samples/000001/000001/i12 *S00000112Q01*

Block, Inc.
ARBN 654 151 514

SQ2

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

Need assistance?

Phone:
1300 850 505 (within Australia)
+61 3 9415 4000 (outside Australia)

Online:
www.investorcentre.com/contact

YOUR VOTE IS IMPORTANT

For your vote to be effective it must be received by **9:00am (AEST) on Thursday, 13 June 2024.**

CDI Voting Instruction Form

How to Vote on the Item of Business

Each CHESS Depositary Interest (CDI) is equivalent to one share of Company Class A Common Stock, so that every 1 (one) CDI registered in your name as of the close of business (U.S. Eastern Time) on Monday, 22 April 2024 entitles you to one vote.

You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares.

SIGNING INSTRUCTIONS FOR POSTAL FORMS

Individual: Where the holding is in one name, the securityholder must sign.

Joint Holding: Where the holding is in more than one name, all of the securityholders should sign.

Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it.

Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable.

Lodge your Form:

XX

Online:

Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code.

Your secure access information is

Control Number: 999999

SRN/HIN: I9999999999

PIN: 99999

By Mail:

Computershare Investor Services Pty Limited
GPO Box 242
Melbourne VIC 3001
Australia

By Fax:

1800 783 447 within Australia or
+61 3 9473 2555 outside Australia

PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential.

Samples/000001/000001/i12

MR SAM SAMPLE
FLAT 123
123 SAMPLE STREET
THE SAMPLE HILL
SAMPLE ESTATE
SAMPLEVILLE VIC 3030

☐ **Change of address.** If incorrect, mark this box and make the correction in the space to the left. Securityholders sponsored by a broker (reference number commences with 'X') should advise your broker of any changes.

I 9999999999 IND

CDI Voting Instruction Form

Please mark ☒ to indicate your directions

Step 1 CHESS Depositary Nominees Pty Ltd will vote as directed

XX

Voting Instructions to CHESS Depositary Nominees Pty Ltd

I/We being a holder of CHESS Depositary Interests of Block, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting of Block, Inc. to be held virtually on Tuesday, 18 June 2024 at 12.00pm (U.S. Pacific Time) and at any adjournment or postponement of that meeting.

By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting.

Step 2 Items of Business

The Board of Directors recommends you vote FOR ALL of the following Class III nominees:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1	TO ELECT TWO CLASS III DIRECTORS TO SERVE UNTIL OUR 2027 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.	☐	☐	☐
01	RANDALL GARUTTI			
02	MARY MEEKER			

To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and write the number(s) of the nominees(s) on the line below.

The Board of Directors recommends you vote FOR each of the following proposals:		FOR	AGAINST	ABSTAIN
2	TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐
3	TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2024.	☐	☐	☐

NOTE: The proxy holders will vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof.

308127_01_V3

SIGN Signature of Securityholder(s)

This section must be completed.

Individual or Securityholder 1	Securityholder 2	Securityholder 3	
			/ /
Sole Director & Sole Company Secretary	Director	Director/Company Secretary	Date

Update your communication details *(Optional)*

By providing your email address, you consent to receive future Notice of Meeting & Proxy communications electronically

Mobile Number	Email Address

S Q 2 3 0 8 1 2 7 A

Computershare

(Company logo) Dear Securityholder, We have been trying to contact you in connection with your securityholding in Block, Inc. Unfortunately, our correspondence has been returned to us marked “Unknown at the current address”. For security reasons we have flagged this against your securityholding which will exclude you from future mailings, other than notices of meeting. Please note if you have previously elected to receive a hard copy Annual Report (including the financial report, directors’ report and auditor’s report) the dispatch of that report to you has been suspended but will be resumed on receipt of instructions from you to do so. We value you as a securityholder and request that you supply your current address so that we can keep you informed about our Company. Where the correspondence has been returned to us in error we request that you advise us of this so that we may correct our records. You are requested to include the following; > Securityholder Reference Number (SRN); > ASX trading code; > Name of company in which security is held; > Old address; and > New address. Please ensure that the notification is signed by all holders and forwarded to our Share Registry at: Computershare Investor Services Pty Limited GPO Box 2975 Melbourne Victoria 3001 Australia Note: If your holding is sponsored within the CHESS environment you need to advise your sponsoring participant (in most cases this would be your broker) of your change of address so that your records with CHESS are also updated. Yours sincerely Block, Inc. SQ2RM MR RETURN SAMPLE 123 SAMPLE STREET SAMPLE SURBURB SAMPLETOWN VIC 3030 Samples/000002/000003/i12 *M00000212Q02*